UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 12 OR 14(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

July 8, 2004

Tuesday Morning Corporation

(Exact name of registrant as specified in its charter)

Commission File Number 0-19658

Delaware (State or other jurisdiction of incorporation or organization)	75-2398532 (IRS Employer Identification Number)

6250 LBJ Freeway

Dallas, Texas 75240

(972) 387-3562

www.tuesdaymorning.com

(Address, zip code and telephone number, including area code,

of registrant’s principal executive offices)

Not applicable

(Former name or former address,

if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)                                  Financial Statements of business acquired.

(None)

(b)                                 Pro Forma Financial Information.

(None)

(c)                                  Exhibits.

The following exhibit is filed herewith:

EXHIBIT NUMBER
EXHIBIT
99.1

Press release dated July 8, 2004 entitled: “Tuesday Morning Corporation Announces 19% Increase in Net Sales, 6.6% Increase in Comparable Store Sales and Estimates Earnings Per Share Up 47% for the Second Quarter”

ITEM 9.  REGULATION FD DISCLOSURE.

                On July 8, 2004, Tuesday Morning Corporation, a Delaware corporation, issued a press release announcing second quarter sales, comparable store sales increase and estimated earnings per share for the quarter ending June 30, 2004.  The press release is attached to this Form 8-K as Exhibit 99.1 and incorporated herein by reference.

[SIGNATURE PAGE FOLLOWS]

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUESDAY MORNING CORPORATION

/s/ Loren K. Jensen
By:	Loren K. Jensen
Its:	Executive Vice President and Chief
Financial Officer

Date:  July 8, 2004